                                                                   Exhibit 10.24

                              BUYINGEDGE.COM INC.
                1999 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN


I.   ESTABLISHMENT OF PLAN; DEFINITIONS

          1.   Purpose.  The purpose of the buyingedge.com inc. 1999 Employee
               -------
and Consultant Stock Option Plan is to provide an incentive to Employees and Consultants of buyingedge.com inc. (the "Corporation") and its Affiliates who are in a position to contribute materially to the long-term success of the Corporation and/or its Affiliates, to increase their interest in the welfare of the Corporation and its Affiliates, and to aid in attracting and retaining Employees and Consultants of outstanding ability.

          2.   Definitions.  Unless the context clearly indicates otherwise, the
               -----------
following terms shall have the meanings set forth below:

               a. "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Corporation each as defined respectively in Sections 424(e) and (f) of the Code.

               b.  "Board" shall mean the Board of Directors of the Corporation.

               c. "Cause" shall mean, as determined by the Board, repeated failure to properly perform assigned duties, gross negligence, insubordination, commission of a felony, or any act injurious to the Corporation involving dishonesty or breach of any duty of confidentiality or loyalty.

               d. "Change of Control" shall mean a change of control of the Corporation of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act"), whether or not the Corporation is subject to the Exchange Act at such time; provided, however, that without limiting the
                           --------  -------
generality of the foregoing, a "Change of Control" will in any event be deemed to occur if and when (i) there shall be consummated (x) any consolidation, reorganization or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Stock would be converted into cash, securities or other property, other than a merger of the Company in which holders of the Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or (ii) the shareholders of the Corporation shall approve any plan or proposal for liquidation or dissolution of the Corporation, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, including any "group" (as defined in Section 13(d)(3) of the Exchange Act) (other than the Grantee or any group controlled by the Grantee)) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the outstanding Stock (other than pursuant to a plan or arrangement entered into by such person and the Corporation) and such person discloses its intent to effect a change of the control or ownership of the Company in any filing with the Securities and Exchange Commission, or (iv) within any twenty-four (24) consecutive month period beginning on or after May 25, 1999, the persons who were directors of the Corporation immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death, disability or retirement) to constitute at least a majority of the Board or the board of directors of any successor to the Corporation, provided that, any director who was not a director as of May 25, 1999 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this definition unless such election, recommendation or approval was the result of any actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision.

               d. "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

               e. "Consultant" shall mean any consultant of the Corporation or any of its Affiliates.

               f. "Corporation" shall mean buyingedge.com, Inc., a Connecticut corporation.

               g. "Disability" shall mean, as determined by the Board, a medically determinable physical or mental condition which causes an Employee to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long, continued and indefinite duration.

               h. "Employee" shall mean any employee, including officers, of the Corporation or any of its Affiliates, as determined under the Code and the Treasury Regulations thereunder.

               i. "Fair Market Value" shall mean on any date, (i) if the Stock is not listed on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the fair market value of the Stock on that date as determined by the Board, or (ii) if the Stock is listed on a national securities exchange or is quoted on Nasdaq, the closing price reported on the composite tape for issues listed on such exchange on such date, or the closing price or the average of the closing dealer "bid" and "asked" prices of the Stock on the date of grant as quoted by Nasdaq, or if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided that if no quotations shall have been made within the 10 business days preceding such date, the Fair Market Value shall be determined by the Board as provided in clause (i) above.

               j. "Good Reason" shall mean, with respect to a Grantee's termination of employment or termination of consultancy, a voluntary termination within six months following a Change of Control due to (a) a substantial reduction of the Grantee's duties or responsibilities as compared to his duties and responsibilities immediately prior to the Change of Control; (b) a reduction in Grantee's rate of compensation; or (c) a relocation of Grantee's place of employment or consultancy to a location more than 75 miles from either of the Company's current places of business at One Corporate Drive, Shelton, Connecticut or 18101 Von Karman Ave., Suite 1100, Irvine, California.

               k. "Grantee" shall mean an Employee or Consultant granted a Stock Option under this Plan.

               l. "Incentive Stock Option" shall mean a Stock Option granted pursuant to the Incentive Stock Option provisions set forth in Part II of this Plan.

               m. "Non-Qualified Stock Option" shall mean a Stock Option granted pursuant to the Non-Qualified Stock Option provisions set forth in
     Part III of this Plan.

               n. "Option Period" shall mean the term of the Stock Option as fixed by the Board.

               o. "Plan" shall mean the buyingedge.com inc. 1999 Employee and Consultant Stock Option Plan as set forth herein and as amended from time to time.

               p. "Stock" shall mean authorized but unissued shares of the Common Stock of the Corporation, no par value, or reacquired shares of the Corporation's Common Stock.

               q. "Stock Option" shall mean an option, which shall include Non-Qualified Stock Options and Incentive Stock Options, granted pursuant to the Plan to purchase shares of Stock.

               r. "Stock Option Agreement" shall mean the written instrument evidencing the grant of one or more Stock Options under the Plan and which contains the terms and conditions applicable to such grant. A form of Incentive Stock Option Agreement is attached hereto as Exhibit A and a form
                                                            ---------
     of Non-Qualified Stock Option Agreement is attached hereto as Exhibit B.
                                                                   ---------

               s. "Ten Percent Shareholder" shall mean an Employee or a Consultant who at the time a Stock Option is granted thereto owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any of its Affiliates.

               t. "Unvested Portion" shall have the meaning set forth in Part IV, paragraph 2.

          3.   Shares of Stock Subject to the Plan.  There are hereby reserved
               -----------------------------------
for issuance under the Plan 2,500,000 shares of Stock. Subject to the provisions of Paragraph 1 of Part IV, the Stock which may be issued pursuant to Stock Options authorized to be granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 2,500,000 shares of Stock in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of shares of Stock as to which such expired or terminated Stock Option shall not have been exercised may again become available for the grant of Stock Options.

          There shall be no terms and conditions in a Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.

          4.   Administration of the Plan.  The Plan shall be administered by
               --------------------------
the Board. Subject to the express provisions of the Plan, the Board shall have authority to grant Stock Options under the Plan, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option Agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan shall be determined unilaterally by and at the sole discretion of the Board. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Grantees and all person(s) claiming under or through any Grantees. In addition, the Board shall have the authority to delegate any of its duties and responsibilities under the Plan to such committee(s) as it shall determine including any such delegation necessary for the Plan's compliance with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as amended ("Rule 16b-3") and Section 162(m) of the Code.

          5.   Amendment or Termination.  The Board may, at any time, alter,
               ------------------------
amend, suspend, discontinue, or terminate the Plan; provided, however, that any such action shall not adversely affect the right of any Grantee to any Stock Option previously granted.

          6.   Effective Date and Duration of the Plan.  The Plan shall become
               ---------------------------------------
effective on May 25, 1999, subject to the approval by the shareholders of the Corporation. The Plan shall terminate ten years from the date it becomes effective, and no Stock Option may be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.


II.  INCENTIVE STOCK OPTION PROVISIONS

          1.   Granting of Incentive Stock Options.
               -----------------------------------

               a. Only Employees of the Corporation or its Affiliates shall be eligible to receive Incentive Stock Options under the Plan.

               b. When granting an Incentive Stock Option, the Board shall determine the purchase price of the Stock subject thereto, provided, that the purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; and provided, further, that the purchase price of each share of Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

               c. No Incentive Stock Option shall be exercisable more than ten years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable more than five years from the date the Incentive Stock Option was granted.

               d. The Board shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

               e. Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all such plans of the Corporation and its Affiliates) shall not exceed $100,000.

               f. The Board, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable. Further, the Board may make such other provisions as may appear generally acceptable or desirable to the Board or necessary to qualify its grants under the provisions of Section 422 of the Code.

               g. The Board may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Stock Options. The purchase price of the new Incentive Stock Options may be established by the Board without regard to the existing Incentive Stock Options or other options.

               h. During any calendar year, no Employee may be granted Incentive Stock Options with respect to more than 400,000 shares of Stock.

          2.   Exercise of Incentive Stock Options.  The purchase price of Stock
               -----------------------------------
subject to an Incentive Stock Option shall be payable on exercise of the Incentive Stock Option in cash or by check, bank draft or postal or express money order. The Board, in its discretion, may permit a Grantee to make partial or full payment of the purchase price by the surrender of Stock owned by the Grantee prior to the date of exercise. Shares of Stock surrendered in payment of the purchase price as provided above shall be valued at the Fair Market Value thereof on the date of exercise. Surrender of such Stock shall be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Board may determine.

          In the absence of any other action by the Board, or as otherwise set forth in the applicable Stock Option Agreement, all Incentive Stock Options shall become exercisable in equal installments over a period of four years calculated from the date of grant.

          3.   Termination of Employment.  Except as provided otherwise in the
               -------------------------
applicable Stock Option Agreement (in which case the provisions of the Stock Option Agreement shall control over the provisions of this paragraph 3):

               a. If a Grantee's employment with the Corporation and all Affiliates is terminated (other than for Cause or voluntary termination prior to retirement at or after age 65 or death), including termination by reason of retirement at or after age 65, or by reason of Disability only those Incentive Stock Options held by the Grantee which were immediately exercisable at the date of the termination of Grantee's employment shall be exercisable by the Grantee following the termination of Grantee's employment. Such Incentive Stock Options must be exercised within three months after such termination of employment (but in no event after expiration of the Option Period) or they shall be forfeited.

               b. If a Grantee's employment with the Corporation and all Affiliates is terminated for Cause or if the Grantee shall have voluntarily terminated employment other than by retirement at or after age 65, all then outstanding Incentive Stock Options held by the Grantee shall expire immediately and such Incentive Stock Options shall not be exercisable after the date of the termination of Grantee's employment.

               c. If a Grantee's employment with the Corporation and all Affiliates is terminated by death, only those Incentive Stock Options held by the Grantee which were immediately exercisable at the date of the Grantee's death shall be exercisable by the representative of the Grantee's estate or beneficiaries thereof to whom the Incentive Stock Options have been transferred. Such Incentive Stock Options must be exercised by the earlier of (i) three months from the date of the Grantee's death or (ii) the expiration of the Option Period, or they shall be forfeited.

               d. The Board may grant a bona fide leave of absence to any Grantee and, for purposes hereunder, such Grantee shall be deemed to be continued to be employed with the Corporation or its Affiliates during such leave of absence.


III. NON-QUALIFIED STOCK OPTION PROVISIONS

          1.   Granting of Non-Qualified Stock Options.
               ---------------------------------------

               a. Employees and Consultants of the Corporation or its Affiliates shall be eligible to receive Non-Qualified Stock Options under the Plan.

               b. The Board shall determine and designate from time to time those Employees and Consultants who are to be granted Non-Qualified Stock Options and specify the number of shares subject to each Non-Qualified Stock Option.

               c. The Board may grant at any time new Non-Qualified Stock Options to an Employee or Consultant who has previously received Non-Qualified Stock Options or other options, whether such prior Non-Qualified Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Non-Qualified Stock Options.

               d. When granting a Non-Qualified Stock Option, the Board shall determine the purchase price of the Stock subject thereto.

               e. The Board, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the installment dates and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable. Further, the Board may make such other provisions as may appear generally acceptable or desirable to the Board.

               f. No Non-Qualified Stock Option shall be exercisable more than ten years from the date such option is granted.

               g. During any calendar year, no Employee may be granted Non-Qualified Stock Options with respect to more than 400,000 shares of Stock.

          2.   Exercise of Non-Qualified Stock Options.  The purchase price of
               ---------------------------------------
Stock subject to a Non-Qualified Stock Option shall be payable on exercise of the Non-Qualified Stock Option in cash or by check, bank draft or postal or express money order. The Board, in its discretion, may permit a Grantee to make partial or full payment of the purchase price by the surrender of Stock owned by the Grantee prior to the date of exercise. Shares of Stock surrendered in payment of the purchase price as provided above shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such to be evidenced by delivery of the certificates(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Board may determine.

          In the absence of any other action by the Board or as otherwise set forth in the applicable Stock Option Agreement, all Non-Qualified Stock Options shall become exercisable in equal installments over a period of four years calculated from the date of grant.

          3.   Termination of Employment.  Except as provided otherwise in the
               -------------------------
applicable Stock Option Agreement (in which case the provisions of the Stock Option Agreement shall control over the provisions of this paragraph 3):

               a. If a Grantee's employment with the Corporation and all Affiliates is terminated (other than for Cause or voluntary termination prior to retirement at or after age 65 or death), including termination by reason of retirement at or after age 65 or by reason of Disability, only those Non-Qualified Stock Options held by the Grantee which were immediately exercisable at the date of the termination of Grantee's employment shall be exercisable by the Grantee following the termination of Grantee's employment. Such Non-Qualified Stock Options must be exercised within three months after such termination of employment (but in no event after expiration of the Option Period) or they shall be forfeited.

               b. If a Grantee's employment with the Corporation and all Affiliates is terminated for Cause or if the Grantee shall have voluntarily terminated employment other than by retirement at or after age 65, all then outstanding Non-Qualified Stock Options held by the Grantee shall expire immediately and such Non-Qualified Stock Options shall not be exercisable after the date of the termination of Grantee's employment.

               c. If a Grantee's employment with the Corporation and all Affiliates is terminated by death, only those Non-Qualified Stock Options held by the Grantee which were immediately exercisable at the date of death shall be exercisable by the representative of the Grantee's estate or beneficiaries thereof to whom the Non-Qualified Stock Options have been transferred. Such Non-Qualified Stock Options must be exercised by the earlier of (i) three months from the date of the Grantee's death or (ii) the expiration of the Option Period, or they shall be forfeited.

               d. The Board may grant a bona fide leave of absence to any Grantee and, for purposes hereunder, such Grantee shall be deemed to continue to be employed for purposes of continuing such Grantee's employment with the Corporation or its Affiliates during such leave of absence.

          4.   Termination of Consultancy.  Except as provided otherwise in the
               --------------------------
applicable Stock Option Agreement (in which case the provisions of the Stock Option Agreement shall control over the provisions of this paragraph 4):

               a. If a Grantee's consulting engagement with the Corporation and all Affiliates is terminated (other than for Cause or voluntary termination or death), only those Non-Qualified Stock Options held by the Grantee which were immediately exercisable at the date of termination of the Grantee's consulting engagement shall be exercisable by the Grantee following the termination of the Grantee's consulting engagement. Such Non-Qualified Stock Options must be exercised within three months after such termination of the Grantee's consulting engagement (but in no event after expiration of the Option Period) or they shall be forfeited.

               b. If a Grantee's consulting engagement with the Corporation and all Affiliates is terminated for Cause or if the Grantee shall have voluntarily terminated his or her consulting engagement, all then outstanding Non-Qualified Stock Options held by the Grantee shall expire immediately and such Non-Qualified Stock Options shall not be exercisable after the date of termination of the Grantee's consulting engagement.

               c. If a Grantee's consulting engagement with the Corporation and all Affiliates is terminated by death, only those Non-Qualified Stock Options immediately exercisable at the date of the Grantee's death shall be exercisable by the representative of the Grantee's estate or beneficiaries thereof to whom the Non-Qualified Stock Options have been transferred.
     Such Non-Qualified Stock Options must be exercised by the earlier of (i) three months from the date of the Grantee's death or (ii) the expiration of the Option Period, or they shall be forfeited.

IV.  GENERAL PROVISIONS

          1.   Recapitalization Adjustments.
               ----------------------------

               a. In the event of any change in capitalization affecting the Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of Stock for which Stock Options in respect thereof may be granted under the Plan, the number of shares of Stock covered by each outstanding Stock Option, and the purchase price per share of Stock in respect of outstanding Stock Options.

               b. Any provision hereof to the contrary notwithstanding, in the event the Corporation is a party to a merger or other reorganization, outstanding Stock Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Stock Options by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation) for accelerated vesting and accelerated expiration or for settlement in cash.

          2.   Change of Control.  Notwithstanding anything to the contrary
               -----------------
contained in the Plan or in any Stock Option Agreement, except as provided by the Board upon the grant of an Option, upon the occurrence of a Change of Control, (i) thirty percent (30%) of the unvested portion of all then outstanding Stock Options held by any Grantee (the "Unvested Portion") shall automatically become immediately vested and exercisable and (ii) an additional thirty percent (30%) of the Unvested Portion held by any Grantee as of the date of the Change of Control shall become vested if, within six (6) months following a Change of Control (A) the Grantee's employment or consultancy with the Company or its Affiliate shall be involuntary terminated by the Company without Cause or
(B) the Grantee's employment or consultancy with the Company or its Affiliate shall be terminated by the Grantee for Good Reason.

          3.   General.
               -------

               a. Each Stock Option shall be evidenced by a Stock Option Agreement.

               b. The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained as an Employee or Consultant of the Corporation or any Affiliate, and all Employees and Consultants shall remain subject to discharge or removal to the same extent as if the Plan were not in effect.

               c. No Employee or Consultant, and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option to any particular asset or assets of the Corporation, or any share or shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the exercise of any Stock Option.

               d. No Stock Option or right under the Plan shall or may be sold, exchanged, assigned, pledged, encumbered, or otherwise hypothecated or disposed of except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

               e. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option, and the transferability of Stock acquired by exercise of a Stock Option, shall be subject to all of the following conditions:

                   (1) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

                   (2) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable; and

                   (3) Each stock certificate issued pursuant to a Stock Option shall bear such legends which the Corporation shall determine, in its absolute discretion, are necessary or advisable, or which in the opinion of counsel to the Corporation are required under applicable federal or state securities laws.

               f. All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Board, in its sole discretion, deems necessary to be withheld in order to comply with any applicable statutes or regulations with respect to a Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment or settlement of any kind otherwise due to such person all or part of the amount required to be withheld. If the Board, in its sole discretion, permits shares of Stock to be used to satisfy any such tax withholding, such Stock shall be valued based upon the Fair Market Value of such Stock as of the date the tax withholding is required to be made, such date to be determined by the Board. The Corporation shall not be required to issue Stock until such obligations are satisfied.

               g. In the case of a grant of a Stock Option to any Employee or Consultant of an Affiliate of the Corporation, the Corporation may, if the Board so directs, issue or transfer the shares, if any, covered by the Stock Option to the Affiliate, for such lawful consideration as the Board may specify, upon the condition or understanding that the Affiliate will transfer the shares to the Employee or Consultant in accordance with the terms of the Stock Option specified by the Board pursuant to the provisions of the Plan.

               h. A Grantee entitled to Stock as a result of the exercise of a Stock Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise provided herein. The Corporation shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

               i. The grant or exercise of Stock Options granted under the Plan shall be subject to, and shall in all respects comply with, applicable Connecticut corporate law relating to such grant or exercise.

               j. Should the participation of any Employee or Consultant in the Plan be subject to Section 16 of the Securities Exchange Act of 1934 or any successor statute ("Section 16"), it is the express intent of the Corporation that, notwithstanding anything to the contrary contained in the Plan, the Plan and Stock Options granted under the Plan shall satisfy and be interpreted in a manner to achieve the result that the applicable requirements of Rule 16b-3 shall be satisfied with respect to such Employees and Consultants, with the result that such Employees and Consultants shall be entitled to the benefits of Rule 16b-3 or other applicable exemptive rules under Section 16. If any provision of the Plan or of any Stock Option would otherwise frustrate or conflict with the intent of the Corporation expressed in the immediately preceding sentence, to the extent possible, such provision shall be interpreted and deemed amended so as to avoid such conflict, and, to the extent of any remaining irreconcilable conflict with such intent, the provision shall, solely with respect to Employees and Consultants subject to Section 16, be deemed void.

               k. It is the express intent of the Corporation that, notwithstanding anything to the contrary contained in the Plan, the Plan and Stock Options granted under the Plan shall satisfy and be interpreted in a manner to achieve the result that Stock Options granted under the Plan shall constitute "performance-based" compensation within the meaning of
     Section 162(m) of the Code. If any provision of the Plan or of any Stock

     Option would otherwise frustrate or conflict with the intent of the Corporation expressed in the immediately preceding sentence, to the extent possible, such provision shall be interpreted and deemed amended so as to avoid such conflict, and, to the extent of any remaining irreconcilable conflict with such intent, the provision shall, solely with respect to Employees subject to Section 162(m) of the Code, be deemed void.